SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: July 21, 2005
(Date of earliest event reported)

Umpqua Holdings Corporation
(Exact Name of Registrant as Specified in Its Charter)

OREGON	000-25597	93-1261319
(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation or Organization)	Number)	Identification Number)

One SW Columbia, Suite 1200
Portland, Oregon 97258 (address of Principal Executive Offices)(Zip Code)

(503) 546-2491
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

        On July 21, 2005, Umpqua Holdings Corporation issued a press release announcing financial results for the second quarter of 2005. A copy of the press release is attached as Exhibit 99.1.

        Attached as Exhibit 99.2 is a Statistical Supplement that the Company provides to shareholders and others who request additional financial and statistical information not included in the press release. This information is being furnished to satisfy Regulation FD, but is not deemed filed under the Securities Exchange Act of 1934.

Item 9.01	Financial Statements and Exhibits.

	(a)	Not applicable.
	(b)	Not applicable.
	(c)	Exhibits.
99.1 Earnings Press Release
99.2 Statistical Supplement

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this reported to be signed on its behalf of the undersigned hereunto duly authorized.

UMPQUA HOLDINGS CORPORATION
(Registrant)

Dated: July 21, 2005	By: /s/ Kenneth E. Roberts
Kenneth E. Roberts
Assistant Secretary

EXHIBIT 99.1

FOR IMMEDIATE RELEASE

Contacts:
Ray Davis	Dan Sullivan
President/CEO	EVP/CFO
Umpqua Holdings Corporation	Umpqua Holdings Corporation
503-727-4101	503-727-4103
raydavis@umpquabank.com	dansullivan@umpquabank.com

UMPQUA HOLDINGS REPORTS 13% INCREASE IN NET INCOME

PORTLAND, Ore. - July 21, 2005 - Umpqua Holdings Corporation (NASDAQ: UMPQ), parent company of Umpqua Bank and Strand, Atkinson, Williams & York, Inc., today announced second quarter 2005 net income of $16.0 million, or $0.36 per diluted share, compared to $9.1 million, or $0.32 per diluted share, for the second quarter of 2004. These results reflect earnings per share growth of 13% compared to the same period a year ago.

Operating earnings are defined as the Company's net income before deduction of merger-related expenses, net of tax, which are reported in periods with merger-related costs. Excluding merger related expenses, the Company reports second quarter 2005 operating earnings of $16.1 million, or $0.36 per diluted share, compared to $9.5 million, or $0.33 per diluted share for the second quarter of 2004, an increase of 9% on a per share basis.

Umpqua Bank's net interest margin increased to 5.05% for the second quarter of 2005, compared to 4.74% for the same quarter one year ago, principally resulting from recent increases in short-term market interest rates.

During the second quarter of 2005, the Company recorded a $2.1 million impairment to the value of our mortgage servicing right portfolio. This impairment resulted from a decline in mortgage interest rates, and is included as a charge in mortgage banking revenue on the Company's consolidated statement of income. Excluding mortgage servicing right impairments, mortgage banking revenue was $2.3 million for the second quarter of 2005, compared to $1.5 million for the same quarter one year ago, and $1.6 million for the first quarter of 2005. Offsetting the impairment in the second quarter of 2005 were $1.4 million in gains on the sale of securities, and $0.6 million in gain on the sale of our remaining credit card portfolio which is reflected in other non-interest income.

Umpqua Bank, Umpqua Holdings' largest subsidiary, reported an efficiency ratio before merger-related expenses of 52.7% for the second quarter of 2005, compared to 55.1% for the same quarter one year ago, and 53.6% for the first quarter of 2005.

Total consolidated assets of Umpqua Holdings as of June 30, 2005 were $5.04 billion, compared to $4.98 billion as of March 31, 2005. Total gross loans and deposits were $3.61 billion and $3.97 billion, respectively, as of June 30, 2005, compared to $3.53 billion and $3.95 billion, respectively, as of March 31, 2005.

Strong loan growth resulted in loans increasing $79.9 million during the second quarter of 2005. Deposits increased $19.3 million during the same period. For the year to date, annualized organic growth rates for loans and deposits were 8% and 9%, respectively. Organic growth is defined as growth excluding the increase related to acquisitions on the Company's balance sheet, with all growth subsequent to the acquisition date included as organic.

"This was another strong quarter for the Company with our core business fundamentals as solid as ever," said Ray Davis, president and chief executive officer of Umpqua Holdings Corporation.

As previously announced, the Company completed the sale of its merchant card processing portfolio during the fourth quarter of 2004. In accordance with generally accepted accounting principles, the financial results related to the merchant card processing operations, including the gain on sale, have been classified as a discontinued operation.

As of June 30, 2005 total shareholders equity was $714.7 million, and tangible book value per share was $6.92.

About Umpqua Holdings Corporation

About Umpqua Holdings Corporation
Umpqua Holdings Corporation (NASDAQ: UMPQ) is the parent company of Umpqua Bank, an Oregon based community bank recognized for its entrepreneurial approach, innovative use of technology, and distinctive banking solutions. Umpqua Bank has 93 locations between Sacramento, Calif. and Bellevue, Wash., along the Oregon and Northern California Coast and in Central Oregon. In 2004, Umpqua Bank launched the Connect Volunteer Network, an innovative, paid volunteer program focused on youth and education. Bank associates volunteered at more than 100 organizations in the program's first year. Umpqua Holdings also owns retail brokerage subsidiary Strand, Atkinson, Williams & York, Inc., which has locations in Umpqua Bank stores and in dedicated offices throughout Oregon and Southwest Washington. Umpqua Bank's Private Client Services Division provides tailored financial services and products to individual customers. Umpqua Holdings Corporation is headquartered in Portland, Oregon. For more information, visit www.umpquaholdingscorp.com.

Umpqua Holdings Corporation will conduct a quarterly earnings conference call Thursday, July 21, 2005, at 10:00 a.m. PDT where management will discuss operating results for the second quarter of 2005. There will be a question-and-answer session following the presentation. Shareholders, analysts and other interested parties are invited to join the call by dialing 888-791-5525 a few minutes before 10:00 a.m. The password is "UMPQUA." Information to be discussed in the teleconference will be available on the Company's website prior to the call at www.umpquaholdingscorp.com. A rebroadcast can be found approximately one hour after the conference call by dialing 866-431-7903, or by visiting that website.

Umpqua Holdings Corporation Consolidated Statements of Income (Unaudited)
	Quarter Ended:

Dollars in thousands, except per share data	June 30, 2005	March 31, 2005	June 30, 2004

Interest income
Loans and leases	$60,220	$56,936	$32,791
Investments taxable	6,252	6,549	5,324
Investments tax exempt	699	713	396
Temporary investments	454	233	44
Other interest and dividends	38	43	91

Total interest income	67,663	64,474	38,646

Interest expense
Deposits	13,485	11,324	5,785
Repurchase agreements and
fed funds purchased	407	501	184
Trust preferred securities	2,550	2,394	1,120
Other borrowings	139	405	467

Total interest expense	16,581	14,624	7,556
Net interest income	51,082	49,850	31,090
Provision for loan losses	1,400	1,000	1,100
Non-interest income
Service charges	5,426	4,822	3,273
Brokerage fees	2,879	3,129	3,014
Mortgage banking revenue	228	1,350	2,399
Gain on sale of securities	1,398	--	6
Other income	1,993	1,301	514

Total non-interest income	11,924	10,602	9,206

Non-interest expense
Salaries and benefits	20,361	20,279	13,753
Occupancy and equipment	6,109	6,133	4,153
Other	9,790	8,922	6,551
Merger related expenses	161	101	549

Total non-interest expense	36,421	35,435	25,006

Income before income taxes and discontinued
operations	25,185	24,017	14,190
Provision for income tax	9,179	8,998	5,180

Income from continuing operations	16,006	15,019	9,010
Income from discontinued operation, net of tax	--	--	121

Net income	$16,006	$15,019	$9,131

Weighted average shares outstanding	44,436,323	44,330,626	28,339,080
Weighted average diluted shares outstanding	44,988,322	44,962,502	28,664,279

Earnings per share - Basic:
Continuing operations	$0.36	$0.34	$0.32
Discontinued operations	$0.00	$0.00	$0.00
Net income	$0.36	$0.34	$0.32

Earnings per share - Diluted:
Continuing operations	$0.36	$0.33	$0.31
Discontinued operations	$0.00	$0.00	$0.01
Net income	$0.36	$0.33	$0.32

Umpqua Holdings Corporation Consolidated Statements of Income (Unaudited)
	Six Months Ended:

Dollars in thousands, except per share data	June 30, 2005	June 30, 2004

Interest income
Loans and leases	$117,156	$64,655
Investments taxable	12,801	9,843
Investments tax exempt	1,412	809
Temporary investments	687	84
Other interest and dividends	81	162

Total interest income	132,137	75,553
Interest expense
Deposits	24,809	11,675
Repurchase agreements and
fed funds purchased	908	323
Trust preferred securities	4,944	2,243
Other borrowings	544	708

Total interest expense	31,205	14,949
Net interest income	100,932	60,604
Provision for loan losses	2,400	2,175
Non-interest income
Service charges	10,248	6,400
Brokerage fees	6,008	5,905
Mortgage banking revenue	1,578	4,048
Gain on sale of securities	1,398	6
Other income	3,294	1,059

Total non-interest income	22,526	17,418
Non-interest expense
Salaries and benefits	40,640	27,419
Occupancy and equipment	12,242	8,268

Other	18,712	12,495
Merger related expenses	262	765

Total noninterest expense	71,856	48,947
Income before income taxes and discontinued operations	49,202	26,900
Provision for income tax	18,177	9,643

Income from continuing operations	31,025	17,257
Income from discontinued operations, net of tax	--	272

Net income	$31,025	$17,529

Weighted average shares outstanding	44,383,766	28,392,198
Weighted average diluted shares outstanding	44,972,170	28,734,859

Earnings per share - Basic:
Continuing operations	$0.70	$0.61
Discontinued operations	$0.00	$0.01
Net income	$0.70	$0.62

Earnings per share - Diluted:
Continuing operations	$0.69	$0.60
Discontinued operations	$0.00	$0.01
Net income	$0.69	$0.61

Umpqua Holdings Corporation Consolidated Balance Sheets (Unaudited)

Dollars in thousands, except per share data	June 30, 2005	March 31, 2005	June 30, 2004

Assets:
Cash and cash equivalents	$200,748	$203,501	$110,804
Trading account securities	1,403	1,350	1,089
Investments available for sale	571,895	639,706	559,013
Investments held to maturity	11,735	11,793	13,908
Loans held for sale	20,301	12,398	37,866
Loans and leases	3,612,004	3,532,061	2,152,417
Less: Allowance for loan losses	(44,510)	(45,360)	(27,319)

Loans and leases, net	3,567,494	3,486,701	2,125,098
Federal Home Loan Bank stock	14,298	14,220	10,368
Premises and equipment, net	88,321	87,073	68,526
Other real estate owned	213	213	724
Mortgage servicing rights, net	9,268	11,081	11,391
Goodwill and other intangibles	407,072	407,788	159,575
Other assets	145,867	105,830	54,929

Total assets	$5,038,615	$4,981,654	$3,153,291

Liabilities:
Deposits	$3,972,920	$3,953,670	$2,479,115

Securities sold under agreements
to repurchase and fed funds purchased	127,449	55,712	77,615
Borrowings	13,296	63,373	145,618
Notes payable for Trust preferred
securities	165,970	166,134	97,941
Other liabilities	44,243	45,818	30,963

Total liabilities	4,323,878	4,284,707	2,831,252

Shareholders' equity:
Common stock	563,582	563,319	226,774
Retained earnings	153,794	140,462	103,754
Accumulated other comprehensive
Income (loss)	(2,639)	(6,834)	(8,489)

Total shareholders' equity	714,737	696,947	322,039

Total liabilities and shareholders' equity	$5,038,615	$4,981,654	$3,153,291

Common shares outstanding at period end	44,453,407	44,434,655	28,219,677
Book value per share	$16.08	$15.68	$11.41
Tangible book value per share	$6.92	$6.51	$5.76
Tangible equity	$307,665	$289,159	$162,464

Umpqua Holdings Corporation Loan Portfolio (Unaudited)

Dollars in thousands	June 30, 2005	March 31, 2005	June 30, 2004

Loans and leases by purpose:

Commercial real estate	$1,975,218	$1,897,234	$1,209,975
Residential real estate	217,245	219,951	105,003
Construction	503,599	486,277	196,577

Total real estate	2,696,062	2,603,462	1,511,555
Commercial	837,702	842,999	592,718
Leases	16,887	17,423	9,439
Consumer	59,571	66,916	35,904
Other	1,782	1,261	2,801

Total loans and leases	$3,612,004	$3,532,061	$2,152,417

	Quarter Ended	Quarter Ended	Quarter Ended
Dollars in thousands	June 30, 2005	March 31, 2005	June 30, 2004

Allowance for credit losses
Balance beginning of period	$45,360	$44,229	$26,287
Provision for credit losses	1,400	1,000	1,100

Charge-offs	(3,239)	(612)	(415)

Less: recoveries	989	743	347

Net recoveries (charge-offs)	(2,250)	131	(68)

Total Allowance for loan losses	44,510	45,360	27,319

Reserve for unfunded commitments	1,354	1,368	--

Total Allowance for credit losses	$45,864	$46,728	$27,319

Net charge-offs (recoveries) to average
loans and leases (annualized)	0.25%	(0.02)%	0.01%
Recoveries to gross charge-offs	31%	121%	84%
Allowance for credit losses to
loans and leases	1.27%	1.32%	1.27%
Allowance for credit losses to
nonperforming loans and leases	223%	197%	221%
Nonperforming loans and leases
To total loans and leases	0.57%	0.67%	0.57%

Nonperforming assets
Nonperforming loans and leases	$20,606	$23,660	$12,352
Real estate owned	213	213	724

Total nonperforming assets	$20,819	$23,873	$13,076

Umpqua Holdings Corporation Loan Portfolio (Unaudited)

	Six Months Ended	Six Months Ended
Dollars in thousands	June 30, 2005	June 30, 2004

Allowance for credit losses
Balance beginning of period	$44,229	$25,352
Provision for credit losses	2,400	2,175

Charge-offs	(3,851)	(862)
Less: recoveries	1,732	654

Net charge-offs	(2,119)	(208)

Total Allowance for loan loss	44,510	27,319

Reserve for unfunded commitments	1,354	--

Total Allowance for credit loss	$45,864	$27,319

Net charge-offs to average
loans and leases (annualized)	0.12%	0.02%

Recoveries to gross charge-offs	45%	76%

Deposits by Type (Unaudited)

	June 30, 2005		March 31, 2005		June 30, 2004

Dollars in thousands	Amount	Mix	Amount	Mix	Amount	Mix

Demand, non interest bearing	$977,160	24.6%	$962,912	24.4%	$624,391	25.2%
Demand, interest bearing	1,562,189	39.3%	1,563,394	39.5%	1,132,087	45.7%
Savings	445,319	11.2%	451,733	11.4%	150,436	6.1%
Time	988,252	24.9%	975,631	24.7%	572,201	23.1%

Total Deposits	$3,972,920	100.0%	$3,953,670	100.0%	$2,479,115	100.0%

Umpqua Holdings Corporation Selected Ratios (Unaudited)

		Quarter Ended:

	June 30, 2005	March 31, 2005	June 30, 2004

Net Interest Spread:
Yield on loans and leases	6.76%	6.62%	6.12%
Yield on taxable investments	4.27%	4.22%	3.95%
Yield on tax-exempt investments (1)	6.59%	6.47%	6.77%
Yield on temporary investments	2.76%	2.48%	0.92%

Total yield on earning assets	6.36%	6.24%	5.68%

Cost of interest bearing deposits	1.80%	1.57%	1.25%
Cost of securities sold under agreements
to repurchase and fed funds purchased	2.26%	2.32%	0.85%
Cost of borrowings	2.06%	1.99%	1.91%
Cost of trust preferred	6.16%	5.84%	4.60%

Total cost of interest bearing liabilities	2.03%	1.82%	1.42%

Net interest spread	4.33%	4.42%	4.26%

Net interest margin	4.81%	4.83%	4.57%

Before Merger Related Expenses: (2)
Return on average assets	1.30%	1.25%	1.23%
Return on average tangible assets	1.41%	1.36%	1.29%
Return on average equity	9.17%	8.82%	11.65%
Return on average tangible equity	21.74%	21.43%	22.76%

After Merger Related Expenses: (2)
Return on average assets	1.29%	1.24%	1.18%
Return on average tangible assets	1.40%	1.35%	1.25%
Return on average equity	9.11%	8.78%	11.23%
Return on average tangible equity	21.61%	21.34%	21.93%

Bank Only Ratios:
Umpqua Bank efficiency ratio before merger
expenses (2)	52.71%	53.62%	55.11%
Umpqua Bank net interest margin	5.05%	5.06%	4.74%

(1)	Tax exempt interest has been adjusted to a taxable equivalent basis using a 35% tax rate.
(2)	Includes the impact of the gain on sale of, and income from, discontinued operations recognized in 2004.

Umpqua Holdings Corporation Selected Ratios (Unaudited)

	Six Months Ended:

	June 30, 2005	June 30, 2004

Net Interest Spread:
Yield on loans and leases	6.69%	6.17%
Yield on taxable investments	4.25%	3.91%
Yield on tax-exempt investments (1)	6.53%	6.69%
Yield on temporary investments	2.66%	0.93%

Total yield on earning assets	6.30%	5.73%

Cost of interest bearing deposits	1.69%	1.28%
Cost of securities sold under
agreements to repurchase and fed funds purchased	2.30%	0.91%
Cost of borrowings	2.01%	1.86%
Cost of trust preferred	6.00%	4.61%

Total cost of interest bearing liabilities	1.92%	1.44%

Net interest spread	4.38%	4.29%

Net interest margin	4.82%	4.60%

Before Merger Related Expenses: (2)
Return on average assets	1.27%	1.20%
Return on average tangible assets	1.39%	1.26%
Return on average equity	9.00%	11.12%
Return on average tangible equity	21.59%	21.81%

After Merger Related Expenses: (2)
Return on average assets	1.27%	1.17%
Return on average tangible assets	1.38%	1.23%
Return on average equity	8.95%	10.83%
Return on average tangible equity	21.48%	21.23%

Bank Only Ratios:
Umpqua Bank efficiency ratio before merger expenses (2)	53.15%	56.59%
Umpqua Bank net interest margin	5.05%	4.77%

(1)	Tax exempt interest has been adjusted to a taxable equivalent basis using a 35% tax rate.
(2)	Includes the impact of the gain on sale of, and income from, discontinued operations.

Umpqua Holdings Corporation Mortgage Banking Statistical Analysis (unaudited)

		Quarter ended:
	June 30, 2005	March 31, 2005	June 30, 2004

Dollars in thousands
Mortgage Servicing Rights (MSR):
Mortgage loans serviced for others	$1,026,088	$1,052,910	$1,119,351

MSR Asset (gross)	$12,455	$12,157	$11,832
Less: Valuation reserve	(3,187)	(1,076)	(441)

MSR Asset (net of reserve)	$9,268	$11,081	$11,391

MSR as % of serviced portfolio	0.90%	1.05%	1.02%

Mortgage Banking Revenue:
Origination and sale	$2,156	$1,397	$1,903
Servicing	183	237	(370)
MSR valuation reserve change	(2,111)	(284)	866

Total Mortgage Banking Revenue	$228	$1,350	$2,399

Diluted earnings per share
contribution (loss) of Mortgage
Group	$(0.02)	$0.00	$0.02

	Year ended:
	June 30, 2005	June 30, 2004

Dollars in thousands
Mortgage Banking Revenue:
Origination and sale	$3,553	$3,176
Servicing	420	(594)
MSR valuation reserve change	(2,395)	1,466

Total Mortgage Banking Revenue	$1,578	$4,048

Diluted earnings per share
contribution (loss) of Mortgage
Group	$(0.02)	$0.03

# # #

EXHIBIT 99.2

UMPQUA HOLDINGS CORPORATION
Statistical Supplement
(in thousands, except share data and ratios: unaudited)

	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr		Years Ended December 31,
	2005	2005	2004	2004	2004	2004	2003	2003	2003	2003	YTD 6/2005	2004	2003	2002

Income Statement Data

Interest income	$67,667	$64,474	$63,240	$59,265	$38,646	$36,907	$36,608	$35,927	$34,281	$35,317	$132,141	$198,058	$142,132	$100,325
Interest expense	16,582	14,624	13,566	11,856	7,557	7,392	6,804	6,839	7,480	7,738	31,206	40,371	28,860	23,797
Net interest income	51,085	49,850	49,674	47,409	31,089	29,515	29,804	29,088	26,801	27,579	100,935	157,687	113,272	76,528
Provision for credit losses	1,400	1,000	3,667	1,479	1,100	1,075	1,075	1,050	950	1,475	2,400	7,321	4,550	3,888
Net interest income after provision for credit losses	49,685	48,850	46,007	45,930	29,989	28,440	28,729	28,038	25,851	26,104	98,535	150,367	108,722	72,640
Service fees	5,426	4,822	5,434	5,570	3,273	3,127	3,188	3,256	3,198	2,914	10,248	17,404	12,556	8,640
Brokerage fees & commissions	2,879	3,129	3,188	2,736	3,014	2,891	2,554	2,635	2,370	1,939	6,008	11,829	9,498	9,012
Mortgage banking revenue, net	228	1,350	1,665	1,942	2,399	1,649	1,200	3,160	2,834	4,279	1,578	7,655	11,473	9,073
Gain (loss) on sale of securities	1,398	-	-	13	6	-	2	10	2,136	7	1,398	19	2,155	(497)
Other income (4)	1,991	1,301	7,930	1,412	716	793	760	455	1,100	1,045	3,292	10,851	3,361	2,113
Total noninterest income	11,922	10,602	18,217	11,673	9,408	8,460	7,704	9,516	11,638	10,184	22,524	47,758	39,043	28,341
Salaries and employee benefits	20,362	20,279	20,248	19,685	13,753	13,665	13,583	13,438	13,171	12,899	40,641	67,351	53,090	37,117
Premises and equipment	6,109	6,133	5,809	5,688	4,153	4,115	3,770	3,534	3,947	3,582	12,242	19,765	14,834	9,596
Other non interest expense	9,790	8,922	9,820	10,150	6,550	5,946	6,077	6,332	6,760	6,093	18,712	32,466	25,263	17,249
Total noninterest expense	36,261	35,334	35,877	35,523	24,456	23,726	23,430	23,304	23,878	22,574	71,595	119,582	93,187	63,962
Income before income tax & merger expense	25,346	24,118	28,347	22,080	14,941	13,174	13,003	14,250	13,611	13,714	49,464	78,542	54,578	37,020
Provision for income taxes	9,243	9,038	10,383	7,301	5,464	4,645	4,412	4,983	4,807	4,925	18,281	27,793	19,127	13,332
Net income before merger expenses	$16,103	$15,080	$17,964	$14,779	$9,477	$8,529	$8,591	$9,267	$8,804	$8,789	$31,183	$50,749	$35,451	$23,689
Merger expenses net of tax benefit	97	61	1,695	1,411	346	131	-	251	672	409	158	3,583	1,332	1,721
Net income	$16,006	$15,019	$16,269	$13,368	$9,131	$8,398	$8,591	$9,016	$8,132	$8,380	$31,025	$47,166	$34,119	$21,968

Share Data(1)

Before Merger Expenses:
Basic earnings per common share	$0.36	$0.34	$0.41	$0.35	$0.33	$0.30	$0.30	$0.33	$0.31	$0.31	$0.70	$1.42	$1.25	$1.13
Diluted earnings per common share	$0.36	$0.34	$0.40	$0.34	$0.33	$0.30	$0.30	$0.32	$0.31	$0.31	$0.69	$1.40	$1.24	$1.11
After Merger Expenses:
Basic earnings per common share	$0.36	$0.34	$0.37	$0.32	$0.32	$0.30	$0.30	$0.32	$0.29	$0.30	$0.70	$1.32	$1.21	$1.04
Diluted earnings per common share	$0.36	$0.33	$0.36	$0.31	$0.32	$0.29	$0.30	$0.31	$0.28	$0.29	$0.69	$1.30	$1.19	$1.03
Tangible book value per common share	$6.92	$6.51	$6.31	$5.97	$5.76	$5.99	$5.61	$5.36	$5.10	$4.86	$6.92	$6.31	$5.61	$4.55
Book value per common share	$16.08	$15.68	$15.55	$15.28	$11.41	$11.59	$11.23	$11.00	$10.77	$10.57	$16.08	$15.55	$11.23	$10.30
Cash dividends per common share	$0.06	$0.06	$0.06	$0.06	$0.06	$0.04	$0.04	$0.04	$0.04	$0.04	$0.12	$0.22	$0.16	$0.16
Ratio of dividends declared to net income	16.71%	17.77%	16.30%	19.74%	18.54%	13.57%	13.23%	12.59%	13.92%	13.50%	17.22%	17.22%	13.29%	16.09%
Shares outstanding	44,453,407	44,434,655	44,211,075	43,979,674	28,219,677	28,489,267	28,411,816	28,365,814	28,331,279	28,234,620	44,453,407	44,211,075	28,411,816	27,980,591
Basic weighted average shares of common stock outstanding	44,436,323	44,330,626	44,121,546	42,149,082	28,339,080	28,445,316	28,389,064	28,343,696	28,283,843	28,157,475	44,383,766	35,804,038	28,294,291	21,054,351
Common stock equivalents	551,999	631,877	749,393	740,631	325,199	373,883	413,101	359,195	384,083	412,669	588,404	541,405	371,779	251,686
Fully diluted weighted average shares of common stock outstanding	44,988,322	44,962,503	44,870,939	42,889,713	28,664,279	28,819,200	28,802,165	28,702,891	28,667,926	28,570,144	44,972,170	36,345,443	28,666,070	21,306,037

Net Income Before Merger Expense - Diluted Earnings Per Share Contribution

Core company (excluding mortgage group and gain (loss) on sale of securities)	$0.36	$0.34	$0.32	$0.33	$0.31	$0.28	$0.30	$0.26	$0.22	$0.25	$0.69	$1.26	$1.06	$0.93
Mortgage group	$(0.02)	$-	$-	$0.01	$0.02	$0.01	$(0.01)	$0.05	$0.03	$0.05	$(0.02)	$0.04	$0.11	$0.17
Gain (loss) on sale of securities	$0.02	$-	$-	$0.00	$0.00	$-	$0.00	$0.00	$0.05	$0.00	$0.02	$0.00	$0.05	$(0.01)
Gain on sale of discontinued operation	$-	$-	$0.08	$-	$-	$-	$-	$-	$-	$-	$-	$0.09	$-	$-
Income from discontinued operation	$-	$-	$0.00	$0.00	$0.00	$0.01	$0.01	$0.01	$0.01	$0.01	$-	$0.01	$0.02	$0.02
Net income before merger expense per diluted share	$0.36	$0.34	$0.40	$0.34	$0.33	$0.30	$0.30	$0.32	$0.31	$0.31	$0.69	$1.40	$1.24	$1.11

Balance Sheet Data (at period end)

Investment securities	$ 585,033	$652,849	$689,368	$752,417	$574,009	$518,496	$517,781	$422,973	$370,878	$374,000	$585,033	$689,368	$517,781	$349,615
Loans & leases, gross (excl held-for-sale)	3,612,004	3,532,061	3,467,904	3,323,137	2,152,417	2,073,875	2,003,587	1,935,482	1,877,238	1,823,311	3,612,004	3,467,904	2,003,587	1,778,315
Less: Allowance for credit losses	44,510	45,360	44,229	43,374	27,319	26,287	25,352	25,312	25,316	24,538	44,510	44,229	25,352	24,731
Loans & leases, net (excl held-for-sale)	3,567,494	3,486,701	3,423,675	3,279,763	2,125,098	2,047,588	1,978,235	1,910,170	1,851,922	1,798,773	3,567,494	3,423,675	1,978,235	1,753,584
Intangible assets	407,072	407,788	408,460	409,516	159,575	159,661	159,585	160,012	160,547	161,181	407,072	408,460	159,585	160,967
Total assets	5,038,615	4,981,654	4,873,035	4,944,340	3,153,291	2,997,782	2,963,815	2,811,195	2,747,057	2,645,915	5,038,615	4,873,035	2,963,815	2,555,964
Total deposits	3,972,920	3,953,670	3,799,107	3,919,271	2,479,115	2,428,926	2,378,192	2,263,211	2,282,909	2,178,769	3,972,920	3,799,107	2,378,192	2,103,790
Total shareholders' equity	714,737	696,947	687,613	671,977	322,039	330,237	318,969	311,987	305,104	298,469	714,737	687,613	318,969	288,159

Balance Sheet Data (averages)

Loans & leases, gross (excl held-for-sale)	$ 3,555,336	$3,475,172	$3,388,503	$ 3,158,363	$2,125,031	$2,033,357	$1,945,568	$1,900,862	$1,827,360	$1,796,875	$ 3,515,475	$2,679,576	$1,868,165	$1,134,832
Loans held for sale	15,463	13,735	22,831	29,915	29,245	25,100	39,868	72,831	40,678	34,298	14,604	26,770	47,005	22,592
Earning assets	4,286,972	4,215,935	4,205,698	4,015,604	2,751,467	2,581,349	2,499,933	2,412,628	2,296,639	2,223,745	4,251,650	3,392,475	2,359,142	1,449,250
Total assets	4,980,367	4,908,401	4,918,386	4,693,725	3,106,392	2,941,964	2,863,045	2,759,590	2,636,203	2,579,051	4,944,583	3,919,985	2,710,388	1,614,775
Non interest bearing demand deposits	949,610	894,916	935,648	875,741	607,543	571,131	585,655	583,422	531,779	473,501	922,414	748,380	544,006	309,502
Interest bearing deposits	3,008,406	2,927,914	2,920,903	2,761,381	1,861,619	1,813,598	1,737,365	1,658,570	1,644,151	1,631,155	2,968,383	2,342,117	1,688,076	1,054,922
Interest bearing liabilities	3,273,642	3,264,258	3,255,602	3,143,938	2,145,309	2,021,049	1,937,556	1,843,889	1,772,521	1,760,894	3,268,976	2,644,525	1,829,240	1,124,753
Total shareholders' equity	704,466	693,551	679,387	628,667	327,064	324,191	314,184	305,751	301,314	292,767	699,039	490,724	303,569	161,774

UMPQUA HOLDINGS CORPORATION
Statistical Supplement
(in thousands, except share data and ratios: unaudited)

	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	YTD	Years Ended December 31,
	2005	2005	2004	2004	2004	2004	2003	2003	2003	2003	6/2005	2004	2003	2002

Other Financial Data

Total loan charge-offs	$ 3,239	$ 612	$ 3,443	$ 2,124	$ 415	$ 447	$ 1,591	$ 2,045	$ 466	$ 1,975	$ 3,851	$ 6,429	$6,077	$2,792
Total loan recoveries	989	743	631	659	347	307	556	991	294	307	1,732	1,944	2,148	558
Net loan charge-offs (recoveries)	2,250	(131)	2,812	1,465	68	140	1,035	1,054	172	1,668	2,119	4,485	3,929	2,234
Loans 90 days past due and still accruing	1,148	2,240	737	497	704	1,246	927	533	1,112	963	1,148	737	927	3,243
Non-accrual loans	19,458	21,420	21,836	27,299	11,648	10,554	10,498	12,861	20,767	16,853	19,458	21,836	10,498	15,152
Total nonperforming loans	20,606	23,660	22,573	27,796	12,352	11,800	11,425	13,394	21,879	17,816	20,606	22,573	11,425	18,395
Other real estate owned	213	213	979	641	724	1,711	2,529	2,452	2,504	3,430	213	979	2,529	2,209
Nonperforming assets	20,819	23,873	23,552	28,437	13,076	13,511	13,954	15,846	24,383	21,246	20,819	23,552	13,954	20,604

Selected Ratios

Net Income Before Merger Expenses:
Return on average total assets (annualized)	1.30%	1.25%	1.45%	1.25%	1.23%	1.17%	1.19%	1.33%	1.34%	1.38%	1.27%	1.29%	1.31%	1.47%
Return on average tangible assets (annualized)	1.41%	1.36%	1.58%	1.36%	1.29%	1.23%	1.28%	1.43%	1.43%	1.46%	1.39%	1.39%	1.39%	1.51%
Return on average total shareholders' equity (annualized)	9.17%	8.82%	10.52%	9.35%	11.65%	10.58%	10.85%	12.02%	11.72%	12.17%	9.00%	10.34%	11.68%	14.64%
Return on average tangible shareholders' equity (annualized)	21.74%	21.43%	26.46%	24.11%	22.76%	20.84%	22.10%	25.31%	25.19%	27.04%	21.59%	23.97%	24.80%	19.76%
Efficiency ratio (3) - Umpqua Bank only	52.71%	53.62%	48.40%	55.43%	55.11%	58.16%	56.89%	55.94%	57.51%	54.98%	53.15%	53.51%	56.32%	55.58%
Efficiency ratio (3)	57.24%	58.11%	52.55%	59.74%	60.09%	62.14%	62.10%	59.98%	61.55%	59.16%	57.67%	57.88%	60.70%	60.15%
Non interest revenue to Total revenue (TE)	18.82%	17.44%	26.68%	19.63%	23.12%	22.16%	20.42%	24.49%	30.00%	26.69%	18.14%	23.11%	25.43%	26.65%
Effective tax rate	36.47%	37.47%	36.63%	33.07%	36.57%	35.26%	33.93%	34.97%	35.32%	35.91%	36.96%	35.39%	35.05%	36.01%
Net Income After Merger Expenses:
Return on average total assets (annualized)	1.29%	1.24%	1.32%	1.13%	1.18%	1.15%	1.19%	1.30%	1.24%	1.32%	1.27%	1.20%	1.26%	1.36%
Return on average tangible assets (annualized)	1.40%	1.35%	1.44%	1.23%	1.25%	1.21%	1.28%	1.40%	1.32%	1.39%	1.38%	1.30%	1.34%	1.40%
Return on average total shareholders' equity (annualized)	9.11%	8.78%	9.53%	8.46%	11.23%	10.42%	10.85%	11.70%	10.83%	11.61%	8.95%	9.61%	11.24%	13.58%
Return on average tangible shareholders' equity (annualized)	21.61%	21.34%	23.96%	21.81%	21.93%	20.52%	22.10%	24.63%	23.27%	25.78%	21.48%	22.27%	23.87%	18.33%
Average yield on earning assets (2) (annualized)	6.36%	6.24%	6.02%	5.91%	5.68%	5.78%	5.85%	5.95%	6.05%	6.51%	6.30%	5.87%	6.08%	7.02%
Interest expense to interest bearing liabilities(2)(annualized)	2.03%	1.82%	1.66%	1.50%	1.42%	1.47%	1.39%	1.47%	1.69%	1.78%	1.92%	1.53%	1.58%	2.12%
Net interest spread (2)	4.33%	4.42%	4.36%	4.41%	4.26%	4.31%	4.45%	4.48%	4.36%	4.73%	4.38%	4.34%	4.50%	4.91%
Interest expense to earning assets (annualized)	1.55%	1.41%	1.28%	1.17%	1.10%	1.15%	1.08%	1.12%	1.31%	1.41%	1.48%	1.19%	1.22%	1.64%
Net interest margin (2) (annualized)	4.81%	4.83%	4.74%	4.73%	4.57%	4.63%	4.77%	4.82%	4.74%	5.10%	4.82%	4.68%	4.85%	5.38%
Net interest margin (2) (annualized) - Umpqua Bank only	5.05%	5.06%	4.96%	4.93%	4.74%	4.80%	4.91%	4.98%	4.90%	5.27%	5.05%	4.88%	5.01%	5.44%

Asset Quality Ratios

Allowance for credit losses to ending total loans and leases	1.27%	1.32%	1.31%	1.34%	1.27%	1.27%	1.27%	1.31%	1.35%	1.35%	1.27%	1.31%	1.27%	1.39%
Nonperforming loans to ending total loans and leases	0.57%	0.67%	0.65%	0.84%	0.57%	0.57%	0.57%	0.69%	1.17%	0.98%	0.57%	0.65%	0.57%	1.03%
Nonperforming assets to ending total assets	0.41%	0.48%	0.48%	0.58%	0.41%	0.45%	0.47%	0.56%	0.89%	0.80%	0.41%	0.48%	0.47%	0.81%
Net loan charge-offs (recoveries) to avg loans and leases (annualized)	0.25%	-0.02%	0.33%	0.18%	0.01%	0.03%	0.21%	0.22%	0.04%	0.38%	0.12%	0.17%	0.21%	0.20%

Capital Ratio

Average shareholders' equity to average assets	14.14%	14.13%	13.81%	13.39%	10.53%	11.02%	10.97%	11.08%	11.43%	11.35%	14.14%	12.52%	11.20%	10.02%

Year to Date Growth

Loans & leases, gross (excl held-for-sale)	4.16%	1.85%	73.08%	65.86%	7.43%	3.51%	12.67%	8.84%	5.56%	2.53%	4.16%	73.08%	12.67%	75.01%
Deposits	4.58%	4.07%	59.75%	64.80%	4.24%	2.13%	13.04%	7.58%	8.51%	3.56%	4.58%	59.75%	13.04%	74.60%
Total assets	3.40%	2.23%	64.42%	66.82%	6.39%	1.15%	15.96%	9.99%	7.48%	3.52%	3.40%	64.42%	15.96%	78.90%

Mortgage Banking Revenue

Gain (loss) on origination and sale	2,156	1,397	1,447	2,065	1,903	1,273	1,208	2,424	4,867	4,985	3,553	6,688	13,484	10,834
Servicing income before accelerated amortization	684	683	693	703	314	307	299	318	323	253	1,367	2,017	1,193	804
Accelerated servicing right amortization	(501)	(446)	(443)	(507)	(684)	(531)	(527)	(1,222)	(1,056)	(709)	(947)	(2,165)	(3,514)	(1,342)
Sub total before mortgage servicing right (MSR) valuation change	2,339	1,634	1,697	2,261	1,533	1,049	980	1,520	4,134	4,529	3,973	6,540	11,163	10,296
MSR valuation change	(2,111)	(284)	(32)	(319)	866	600	220	1,640	(1,700)	(250)	(2,395)	1,115	(90)	(1,221)
Total Mortgage Banking Revenue	228	1,350	1,665	1,942	2,399	1,649	1,200	3,160	2,434	4,279	1,578	7,655	11,073	9,075

Mortgage Servicing Right Asset

Gross Mortgage Servicing Right Asset	12,455	12,157	11,946	11,900	11,832	12,266	12,515	12,859	13,041	12,646	12,455	11,946	12,515	11,533
less: valuation reserve	(3,187)	(1,076)	(792)	(760)	(441)	(1,307)	(1,907)	(2,127)	(3,767)	(2,467)	(3,187)	(792)	(1,907)	(2,217)
Net Mortgage Servicing Right Asset	9,268	11,081	11,154	11,140	11,391	10,959	10,608	10,732	9,274	10,179	9,268	11,154	10,608	9,316
Net Mortgage Servicing Right Asset as % of serviced loan portfolio	0.90%	1.05%	1.05%	1.02%	1.02%	0.95%	0.91%	0.91%	0.77%	0.90%	0.90%	1.05%	0.91%	0.91%

(1)	Per share data has been adjusted for subsequent stock dividends and stock splits.
(2)	Tax exempt interest income has been adjusted to a tax equivalent basis at a 35% effective tax rate.
(3)	Efficiency ratio is noninterest expense divided by the sum of net interest income (tax equivalent basis) plus noninterest income.
(4)	The gain on sale of, and income from, the merchant bankcard operation, which is disclosed as a discontinued operation on the Company's financial statements, is included in other non-interest income above.